EXHIBIT 99

PRO FORMA FINANCIAL INFORMATION

THUNDER FUSION CORPORATION
f/k/a CCJ ACQUISITION CORP
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT MAY 31, 2013
(Unaudited)

	CCJ Acquisition Corp.		Thunder Fusion Corporation	Notes	Pro forma adjustments		Pro forma consolidated
ASSETS

Current assets
Cash	$130	$	---	4(a)(i)	$(130)	$	---

Total assets	$130	$	---		$(130)	$	---

LIABILITIES AND STOCKHOLDERS EQUITY

Current liabilities
Accrued expenses	$2,502	$	---	4(a)(i)	$(2,502)	$	---
Loans from shareholders	1,530		---	4(a)(i)	(1,530)		---

Total current liabilities	4,032		---		(4,032)		---

STOCKHOLDERS’ EQUITY (DEFICIT)
Preferred stock: $0.001 par value, 750,000,000 authorized; no shares issued or outstanding	---		---		---		---

Common stock: $0.001 par value; 900,000,000 shares authorized; 15,000,000 shares issued and outstanding	15,000		---				15,000
Additional paid-in capital	(12,000)		---	4(a)(i)	(3,000)		(15,000)
Deficit accumulated during development stage	(6,902)		---	4(a)(i)	6,902		---

Total stockholders’ equity (deficit)	(3,902)		---		3,902		---

Total liabilities and stockholders’ equity	$130	$	---		$(130)	$	---

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

THUNDER FUSION CORPORATION
f/k/a CCJ ACQUISITION CORP
(A DEVELOPMENT STAGE COMPANY)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MAY 31, 2013
(Unaudited)

		CCJ Acquisition Corp.		Thunder Fusion Corporation	Notes		Pro forma adjustments		Pro forma consolidated

REVENUES	$	---	$	---		$	---	$	---

OPERATING EXPENSES
Professional fees		4,807		---	4(b)		(4,807)		---
General and administrative		330		---	4(b)		(330)		---

Loss before income taxes		(5,137)		---			5,137		---

Income tax provision		---		---			---		---

Net loss		$(5,137)	$	---			$5,137	$	---

Net loss per common share – basic and diluted		$(0.00)		$(0.00)			$(0.00)		$(0.00)

Weighted average number of common shares outstanding – basic and diluted		15,000,000		---			---		15,000,000

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

1. BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated balance sheet as of May 31, 2013 and the unaudited pro forma consolidated statement of operations for the year ended May 31, 2013 (the “Pro Forma Consolidated Financial Statements”) of Thunder Fusion Corporation (“TFC”) have been prepared by management on the basis of Unite States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of TFC and the financial statements of CCJ ACQUISITION CORP. (“CCJ”).  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 98% of the issued and outstanding capital stock of CCJ (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as of May 31, 2013 gives effect to the acquisition of CCJ by TFC as if it had occurred on May 31, 2013.

After the date of the Acquisition, TFC amended its by-laws to change its fiscal year end from May 31st to December 31st.  Accordingly, all financial reports to be issued after the date of the Acquisition will use December 31st as the Company’s fiscal year end.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a) the audited financial statements of CCJ for the year ended May 31, 2013.

b) the unaudited financial statements of TFC.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of TFC for any future dates or periods.

2.  SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in CCJ’s audited financial statements as of May 31, 2013.  Management has determined that no material adjustments are necessary to conform TFC’s financial statements to the accounting policies used by CCJ in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

On July 25, 2013, Dr. Ruggero M. Santilli acquired from Company shareholders, Jay D. Solomon, Charles Godels and Nancy Hunt, a control block of stock in the Company consisting of two million nine hundred forty thousand (2,940,000) shares of restricted common stock of the Company for $35,000.00.  Dr. Santilli utilized his own funds to acquire the shares of common stock of the Company.  As a result of this acquisition, Dr. Ruggero M. Santilli owns 98% of the issued and outstanding shares of common stock of the Company.  There are no arrangements or understandings with the former and new control groups regarding the election of directors or other matters.  On July 25, 2013, Dr. Ruggero M. Santilli and Ms. Carla Santilli were appointed to the Board of Directors of the Company.  On July 25, 2013, Jay D. Solomon resigned his position as Director and President of the Company.  A meeting of the Board of Directors of the Company took place whereby the Board’s approval of this resignation was given by written consent.

On August 10, 2013, the Company entered into an Asset Assignment Agreement (the “IBR Assignment Agreement”) with Institute For Basic Research, Inc., a Florida corporation (“IBR”) that also is beneficially controlled by our CEO, Dr. Santilli.  Pursuant to the IBR Assignment Agreement, IBR irrevocably assigned to the Company all rights, title, ownership and interests in all of IBR’s internet website domain name assets, owned and hereinafter acquired by IBR including, but not limited to, all physical and intangible assets and intellectual property related to the assets.

On August 11, 2013, Thunder Fusion Corporation (the “Company”) entered into an Asset Assignment Agreement (the “Assignment Agreement”) with HyFuels, Inc., a Florida corporation (“HyFuels”) beneficially controlled by our Chief Executive Officer, Dr. Ruggero M. Santilli. Pursuant to the Assignment Agreement, HyFuels irrevocably assigned to the Company all physical assets, intangible assets, accounts receivable, intellectual property, accounting software, billing software, client lists, client prospects, trade secrets, proprietary property, the intellectual and physical property known as intermediate nuclear fusion without radiation, the physical property consisting of seven (7) Hadronic reactors, all copyrights, patents, patent applications, patent assignments, trademarks and anything having commercial or exchange value and the like.

As a result of the execution of the Asset Assignment Agreement with HyFuels and the IBR Assignment Agreement, and resulting acquisition of the assets identified in such agreements, the Company has completed transactions that had the effect of causing it to cease being a shell company as defined in Securities and Exchange Commission Rule 12b-2.

Consideration for the assignment agreements consisted of one million (1,000,000) shares of our common stock that were issued to Dr. Ruggero M. Santilli, as designee for IBR and HyFuels.  Company management determined the amount of consideration based upon ASC 845-10-S99 pertaining to transfer of non-monetary assets.  According to ASC 845-10-S99, transfers of non-monetary assets to a company by its promoters or shareholders in exchange for stock prior to or at the time of the entity’s initial public offering should be recorded at the transferors’ historical cost basis determined under Generally Accepted Accounting Principles. As such, the cost basis carried on the books and records of HyFuels and IBR was minimal or essentially zero.  Therefore, the accounting principles in ASC 845-10-S99 were followed and the Company recorded the intellectual and physical properties at its historical cost basis, which was at the historical cost basis of a nominal amount. In connection with the aforementioned assignment agreements, 1,000,000 shares of our common stock were transferred in exchange for the assets. The transfer was valued at one thousand dollars ($1,000.00), the value of the shares issued at par ($0.001) in exchange for the assets.  This amount was determined by the Company to be de-minimus to the value received in the exchange and approximates the basis of those assets.

The Company will record the property and intangibles (7 reactors, intellectual property rights to develop the technology, and website) as an intangible asset.  The valuation of the properties will be the par value of the stock received in exchange for the rights and assets.  The Company’s filings will include a disclosure in the MD&A section and notes to the financial statement under the heading “Non-Monetary Transaction”.  Management believes that the $1,000.00 valuation is reflective of the salvage value of the physical property, at a minimum.

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of CCJ have been exchanged for TFC common shares at the date of the acquisition.

a)  The unaudited pro forma consolidated balance sheet as at May 31, 2013 reflects the following adjustment, which is directly attributed to the Acquisition, as if the Acquisition had occurred on May 31, 2013.

i)  To eliminate the book value of CCJ’s equity accounts and to adjust outstanding common shares to their par value.

b)  The unaudited pro forma consolidated statement of operations for the year ended May 31, 2013 is prepared as if the Acquisition had occurred on June 1, 2013.